(Translation)

                        Application for Credit Facilities

                                       Made at Krung Thai Bank, Plc. Head Office

                                       on October 29, 2002

         We, King Power Tax Free Co., Ltd., nationality: Thai, address: 27th Floor, Siam Tower Building, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, 10330, Tel. 0-2658-0020, Taxpayer ID No. 3101901467, business: sale of duty-free goods, owner of current account No. 000-6-11936-0 at Krung Thai Bank, Plc., Nana Nuea Branch, hereby apply to Krung Thai Bank, Plc. Head Office for credit facilities as follows:

         1. Letter of Guarantee to the value of 150,000,000.- baht (one hundred and fifty million baht).
         2. Such sum shall be put up as security in favor of the Airport Authority of Thailand, Metropolitan Electricity Authority and Provincial Electricity Authority

         3. We hereby put in pledge the right to withdraw 20% of the money from Fixed Deposit Account No. 000-2-25781-5. The pledged sum shall be accumulated according to the money being used. King Power Duty-Free Co., Ltd. and King Power International Co., Ltd., Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond shall guarantee such sum.

         At present, we owe Krung Thai Bank, Plc. and other banks the following sums:

-------------------------- --------------------- --------------- ---------------
          Bank                Type of Credit        Sum owing        Security
-------------------------- --------------------- --------------- ---------------
            -                       -                   -                -
-------------------------- --------------------- --------------- ---------------
            -                       -                   -                -
-------------------------- --------------------- --------------- ---------------
            -                       -                   -                -
-------------------------- --------------------- --------------- ---------------

         We hereby declare that the above details are true in all respects. If the Bank grants Credit Facilities to us, we shall strictly comply with Bank's regulations and wishes.


                                    -Signed-     Applicant for Credit Facilities
                          King Power Tax Free Co., Ltd.
(Seal of King Power Tax Free Co., Ltd.)

                                    Duplicate

                    Guarantee Agreement (Letter of Guarantee)
                    -----------------------------------------

                                               Krung Thai Bank, Plc. Head Office

                                               October 29, 2002

I, Mr. Vichai  Raksriaksorn,  age: 44, race: Thai,  nationality:  Thai, address:
House No. 20, Sukhumvit 64 Lane, Bang Chak Sub-district, Phra Khanong District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Krung Thai Bank, Plc., hereinafter referred to as the `Bank,' with this Letter of Guarantee with the following terms and conditions:

         1. In response to King Power Tax Free Co., Ltd.'s request, Bank shall issue a Letter of Guarantee to the value of 150,000,000.00 baht (one hundred and fifty million baht) to secure the obligations of King Power Tax Free Co., Ltd. to third parties.

         Guarantor hereby guarantees that in the event that King Power Tax Free Co., Ltd. fails to pay any sums to third parties that Bank has to pay such sums, Guarantor shall, as joint obligator, pay Bank such sums plus the interest accumulated thereon at the rate of 14.50 % per annum, court fee, legal fee, damages and other costs in full and that Bank need not demand for payment from King Power Tax Free Co., Ltd.

         2. In the event that Bank grants King Power Tax Free Co., Ltd. extension of time for repayment or renewal of Letter of Guarantee with or without any notice, Guarantor shall always consent to such extension or renewal and shall not put up the same as the grounds for discharging its liabilities.

         3. Guarantor agrees that in the event that Bank intends to enforce any payment hereunder the hearing shall take place at the Civil Court of Bangkok.

         4.  Guarantor   shall   indemnify  and  hold  Bank  harmless  from  any
liabilities, losses or damages until Bank is repaid in full.

         5. In the event that the proceeds from the enforcement of mortgage, pledge, security and sale of property in connection therewith are insufficient to pay debts, Bank may seize the property of Guarantor to enforce complete payment.

         Guarantor fully understands the content hereof. In witness whereof, Guarantor has affixed his signature hereunto in the presence of the witnesses.

                                    -Signed-                           Guarantor
                            (Mr. Vichai Raksriaksorn)

                                    -Signed-                           Witness
                               (Mrs. Suree Phonak)

                                    -Signed-                           Witness
                          (Mrs. Acharaphorn Wongbunrod)

                                    Duplicate

                   Guarantee Agreement (Letter of Guarantee)

                                               Krung Thai Bank, Plc. Head Office

                                               October 29, 2002

I, Mr. Viratana Suntaranond,  age: 61, race: Thai,  nationality:  Thai, address:
House No. 96/2, Anusawari Sub-district, Bang Khen District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Krung Thai Bank, Plc., hereinafter referred to as the `Bank,' with this Letter of Guarantee with the following terms and conditions:

         1. In response to King Power Tax Free Co., Ltd.'s request, Bank shall issue a Letter of Guarantee to the value of 150,000,000.00 baht (one hundred and fifty million baht) to secure the obligations of King Power Tax Free Co., Ltd. to third parties.

         Guarantor hereby guarantees that in the event that King Power Tax Free Co., Ltd. fails to pay any sums to third parties that Bank has to pay such sums, Guarantor shall, as joint obligator, pay Bank such sums plus the interest accumulated thereon at the rate of 14.50 % per annum, court fee, legal fee, damages and other costs in full and that Bank need not demand for payment from King Power Tax Free Co., Ltd.

         2. In the event that Bank grants King Power Tax Free Co., Ltd. extension of time for repayment or renewal of Letter of Guarantee with or without any notice, Guarantor shall always consent to such extension or renewal and shall not put up the same as the grounds for discharging its liabilities.

         3. Guarantor agrees that in the event that Bank intends to enforce any payment hereunder the hearing shall take place at the Civil Court of Bangkok.

         4.  Guarantor   shall   indemnify  and  hold  Bank  harmless  from  any
liabilities, losses or damages until Bank is repaid in full.

         5. In the event that the proceeds from the enforcement of mortgage, pledge, security and sale of property in connection therewith are insufficient to pay debts, Bank may seize the property of Guarantor to enforce complete payment.

         Guarantor fully understands the content hereof. In witness whereof, Guarantor has affixed his signature hereunto in the presence of the witnesses.

                                    -Signed-                           Guarantor
                           (Mr. Viratana Suntaranond)

                                    -Signed-                           Witness
                               (Mrs. Suree Phonak)

                                    -Signed-                           Witness
                          (Mrs. Acharaphorn Wongbunrod)

                                    Duplicate

                    Guarantee Agreement (Letter of Guarantee)

                                               Krung Thai Bank, Plc. Head Office

                                               October 29, 2002

We, King Power International Co., Ltd., nationality: Thai, address: Siam Tower Building, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Krung Thai Bank, Plc., hereinafter referred to as the `Bank,' with this Letter of Guarantee with the following terms and conditions:

         1. In response to King Power Tax Free Co., Ltd.'s request, Bank shall issue a Letter of Guarantee to the value of 150,000,000.00 baht (one hundred and fifty million baht) to secure the obligations of King Power Tax Free Co., Ltd. to third parties.

         Guarantor hereby guarantees that in the event that King Power Tax Free Co., Ltd. fails to pay any sums to third parties that Bank has to pay such sums, Guarantor shall, as joint obligator, pay Bank such sums plus the interest accumulated thereon at the rate of 14.50 % per annum, court fee, legal fee, damages and other costs in full and that Bank need not demand for payment from King Power Tax Free Co., Ltd.

         2. In the event that Bank grants King Power Tax Free Co., Ltd. extension of time for repayment or renewal of Letter of Guarantee with or without any notice, Guarantor shall always consent to such extension or renewal and shall not put up the same as the grounds for discharging its liabilities.

         3. Guarantor agrees that in the event that Bank intends to enforce any payment hereunder the hearing shall take place at the Civil Court of Bangkok.

         4.  Guarantor   shall   indemnify  and  hold  Bank  harmless  from  any
liabilities, losses or damages until Bank is repaid in full.

         5. In the event that the proceeds from the enforcement of mortgage, pledge, security and sale of property in connection therewith are insufficient to pay debts, Bank may seize the property of Guarantor to enforce complete payment.

         Guarantor fully understands the content hereof. In witness whereof, Guarantor has affixed his signature hereunto in the presence of the witnesses.

                                    -Signed-                           Guarantor
                      (King Power International Co., Ltd.)
(Seal of King Power International Co. Ltd.)
                                    -Signed-                           Witness
                               (Mrs. Suree Phonak)

                                    -Signed-                           Witness
                          (Mrs. Acharaphorn Wongbunrod)

                                    Duplicate

                    Guarantee Agreement (Letter of Guarantee)

                                               Krung Thai Bank, Plc. Head Office

                                               October 29, 2002

We, King Power Duty Free Co., Ltd., nationality: Thai, address: Siam Tower Building, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Krung Thai Bank, Plc., hereinafter referred to as the `Bank,' with this Letter of Guarantee with the following terms and conditions:

         1. In response to King Power Tax Free Co., Ltd.'s request, Bank shall issue a Letter of Guarantee to the value of 150,000,000.00 baht (one hundred and fifty million baht) to secure the obligations of King Power Tax Free Co., Ltd. to third parties.

         Guarantor hereby guarantees that in the event that King Power Tax Free Co., Ltd. fails to pay any sums to third parties that Bank has to pay such sums, Guarantor shall, as joint obligator, pay Bank such sums plus the interest accumulated thereon at the rate of 14.50 % per annum, court fee, legal fee, damages and other costs in full and that Bank need not demand for payment from King Power Tax Free Co., Ltd.

         2. In the event that Bank grants King Power Tax Free Co., Ltd. extension of time for repayment or renewal of Letter of Guarantee with or without any notice, Guarantor shall always consent to such extension or renewal and shall not put up the same as the grounds for discharging its liabilities.

         3. Guarantor agrees that in the event that Bank intends to enforce any payment hereunder the hearing shall take place at the Civil Court of Bangkok.

         4.  Guarantor   shall   indemnify  and  hold  Bank  harmless  from  any
liabilities, losses or damages until Bank is repaid in full.

         5. In the event that the proceeds from the enforcement of mortgage, pledge, security and sale of property in connection therewith are insufficient to pay debts, Bank may seize the property of Guarantor to enforce complete payment.

         Guarantor fully understands the content hereof. In witness whereof, Guarantor has affixed his signature hereunto in the presence of the witnesses.

                                    -Signed-                           Guarantor
                        (King Power Duty Free Co., Ltd.)
(Seal of King Power Duty Free Co. Ltd.)
                                    -Signed-                           Witness
                               (Mrs. Suree Phonak)

                                    -Signed-                           Witness
                          (Mrs. Acharaphorn Wongbunrod)